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                                                                   EXHIBIT 10.17

                       FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment"), entered into as of the __ day of ________, 1998, by and between FP ROCKLEDGE, L.L.C., a Maryland limited liability company ("Landlord") and MA BIOSERVICES, INC., a Delaware corporation, ("Tenant").

                                   RECITALS:

R1. Landlord and Tenant have entered into a certain Lease Agreement dated as of October 16, 1997 (the "Prime Lease") for the lease by Tenant from Landlord of certain Premises, as more particularly defined in the Prime Lease.

R2. Landlord and Tenant desire to modify and amend the Prime Lease to provide for Tenant's leasing of one hundred percent (100%) of the Expansion Space, subject to and in accordance with the terms of this Amendment. All defined terms utilized herein shall have the same meaning as set forth in the Prime Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto do hereby acknowledge, Landlord and Tenant hereby agree as follows:

1. Lease. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the Term subject to the terms and provisions of the Prime Lease, as modified herein, the Expansion Space, containing 8,500 square feet.

2. Rent. Tenant's obligation to pay Annual Base Rental with respect to the Expansion Space shall commence on the earlier of (i) twelve (12) months after the Rent Commencement Date; or (ii) upon the physical location of personnel in all or any portion of the Expansion Space by Tenant for the performance of laboratory and/or office functions (excluding incidental storage use). In the event Tenant initially occupies less than all of the Expansion Space, the Annual Base Rental shall be calculated on a per-square-foot basis at the rate of $13.50 per square foot for the Expansion Space occupied. The foregoing notwithstanding, commencing on the Rent Commencement Date, Tenant shall be obligated to pay all of the Basic Costs applicable to the Expansion Space in accordance with the terms of the Lease.

3. Improvement Allowance. Paragraph 1(b) of Exhibit "D" to the Lease ("Work Agreement") is hereby modified to increase the Improvement Allowance by an additional One Hundred Twenty-Seven Thousand Five Hundred and No/100 Dollars ($127,500.00)
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                                                                   EXHIBIT 10.17

($15.00 per square foot of the Expansion Space), which amount shall be funded as part of the Improvements Allowance subject to and in accordance with the terms of the Work Agreement.

4. Miscellaneous. All other terms and conditions of the Prime Lease will continue in full force and effect. To the extent of any inconsistency between the terms of this Amendment to the terms and conditions of the Prime Lease, the terms and conditions of this Amendment shall govern.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the day and year first above written.

                                            LANDLORD
                                            --------

WITNESS/ATTEST:                             FP ROCKLEDGE, L.L.C.

                                            By
------------------------------                --------------------------------

Name:                                       Name:
     -------------------------                   -----------------------------

Title:   [Assistant] Secretary              Title:
                                                  ----------------------------


[Seal]

                                            TENANT
                                            ------

WITNESS/ATTEST:                             MA BIOSERVICES, INC.


                                            By
------------------------------                --------------------------------

Name:                                       Name:
     -------------------------                   -----------------------------

Title:   [Assistant] Secretary              Title:
                                                  ----------------------------

[Seal]


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